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Debtor's Name Mission Culture LLC Case No. 23-11962

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$-9,735,519
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$5,625,311
n.	Total liabilities (debt) (j+k+l+m)	$5,625,311
o.	Ending equity/net worth (e-n)	$-15,360,830

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$7,262	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-7,262	$-20,957

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Mission Culture LLC Case No. 23-11962

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name Mission Culture LLC Case No. 23-11962

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Mission Culture LLC Case No. 23-11962

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Mission Culture LLC Case No. 23-11962

	xcix						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ◯	No ◉		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ◯	No ◉		
c.	Were any payments made to or on behalf of insiders?	Yes ◯	No ◉		
d.	Are you current on postpetition tax return filings?	Yes ◉	No ◯		
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ◯		
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ◯		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◯	No ◉		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ◯	No ◯	N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉	No ◯		
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉	No ◯		
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯	(if no, see Instructions)
	General liability insurance?	Yes ◉	No ◯		
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉	No ◯		
k.	Has a disclosure statement been filed with the court?	Yes ◉	No ◯		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ◯		

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Mission Culture LLC Case No. 23-11962

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ G. Grant Lyon
Signature of Responsible Party

G. Grant Lyon
Printed Name of Responsible Party

Interim CEO
Title

03/29/2024
Date

UST Form 11-MOR (12/01/2021) 9

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In re: Troika Media Group, Inc.
Lead Case No.: 23 11969
Consolidated Balance Sheets
February 2024

$ in USD

TROIKA MEDIA GROUP, INC. & RELATED DEBTORS

	CONVERGE DIREC LLC	CONVERGE DIREC IN ERAC IVE LLC	CD ACQUISI ION CORP	LACUNA VEN URES LLC	MISSION MEDIA USA INC	MISSION CUL URE LLC	ROIKA DESIGN GROUP INC	ROIKA IO INC	ROIKA MISSION WORLDWIDE INC	ROIKA PRODUC ION GROUP LLC	ROIKA SERVICES INC	ROIKA MISSION HOLDINGS NC	ROIKA MEDIA GROUP INC	Total Consolidated
	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024	February 2024
ASSETS	(unaud ted)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaud ted)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Current assets														
Cash and cash equivalents	$ 1,916,550	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 7,844,096	$ 9,760,646
Restricted cash (1)	-	-	-	-	-	-	-	-	-	-	-	-	6,565,041	6,565,041
Accounts receivable, net	5,602,175	-	-	-	-	-	-	-	-	-	-	-	-	5,602,175
Contract assets	1,885,684	-	-	-	-	-	-	-	-	-	-	-	-	1,885,684
Prepaid expenses and other current assets	1,954,130	-	-	-	-	-	-	-	-	-	-	-	1,811,136	3,765,266
Total current assets	**11,358,539**												**16,220,273**	**27,578,812**
Non-current assets														
Property and equipment, net	197,073	-	-	-	-	-	-	-	-	-	-	-	45,798	242,871
Operating lease right-of-use assets, net	2,236,680	-	-	-	-	-	-	-	-	-	-	-	-	2,236,680
Amortizable intang ble assets, net	-	-	-	-	-	0	-	-	-	-	-	-	30,311,716	30,311,716
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	21,614,359	21,614,359
Other assets	548,554	-	-	-	-	-	-	-	-	184,530	-	-	-	733,084
Due to related Party (2)	31 094 820	1 991 570	-	9 352 769	(98 902)	(9 735 519)	(9 898 289)	(14 031 065)	(382 168)	(1 569 805)	(4 369 074)	(13 809 299)	11 454 962	(0)
Total assets	**$ 45,435,665**	**$ 1,991,570**	**$**	**$ 9,352,769**	**$ (98,902)**	**$ (9,735,519)**	**$ (9,898,289)**	**$ (14,031,065)**	**$ (382,168)**	**$ (1,385,275)**	**$ (4,369,074)**	**$ (13,809,299)**	**$ 79,647,108**	**$ 82,717,521**
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)														
Liabilities Not Subject to Compromise														
Current liab lities														
Accounts payable	$ 13,208,804	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 53,606	$ 13,262,410
Accrued and other current liabi ities	-	-	-	-	-	-	-	-	-	-	-	-	7,451,887	7,451,887
Accrued b llable expenses	6,642,114	-	-	-	-	-	-	-	-	-	-	-	-	6,642,114
Deferred Revenue	870,717	-	-	-	-	-	-	-	-	-	-	-	-	870,717
Current portion of long-term debt, net of deferred financing costs (3)	-	-	-	-	-	-	-	-	-	-	-	-	65,000	65,000
Total current liabilities Not Subject to Compromise	**20,721,635**												**7,570,493**	**28,292,128**
Non-current l ab lities														
Long-term debt, net of deferred financing costs (3)	-	-	-	-	-	-	-	-	-	-	-	-	11,000,000	11,000,000
Total liabilities Not Subject to Compromise	**20,721,635**												**18,570,493**	**39,292,128**
Liabilities Subject to Compromise (4)														
Current liab lities														
Accounts payable	$ 1,821,919	$ -	$ -	$ -	$ -	$ 1,014,755	$ 84,296	$ -	$ -	$ -	$ -	$ -	$ 237,414	$ 3,158,385
Accrued and other current liabi ities	451,314	-	-	-	-	546,257	-	-	-	100,044	-	-	4,135,351	5,232,966
Deferred Revenue	625,566	-	-	-	-	2,456,168	835,250	-	-	-	-	-	-	3,916,984
Current portion of long-term debt, net of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	2,492,908	2,492,908
Acquisition liabi ities	-	-	-	-	-	-	-	-	-	-	-	-	9,346,504	9,346,504
Convertible note payable	-	-	-	-	-	-	-	-	-	-	-	-	60,006	60,006
Operating lease liabil ties, current	646,907	-	-	-	-	443,224	-	-	-	571,503	-	-	-	1,661,635
Taxes payable, net	-	-	-	-	-	58,242	-	-	-	-	-	-	-	58,242
Restructuring liabilities	-	-	-	-	-	-	-	-	-	-	-	-	99,408	99,408
Contingent liab lity	-	-	-	-	-	-	-	-	-	-	-	-	939 224	939 224
Total current liabilities Subject to Compromise	**3,545,707**					**4,518,647**	**919,546**			**671,547**			**17,310,814**	**26,966,261**
Non-current l ab lities														
Long-term debt, net of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	66,286,105	66,286,105
Operating lease liabil ties, non-current	4,263,028	-	-	-	-	1,106,664	-	-	-	49,219	-	-	-	5,418,910
Other long-term liabil ties	-	-	-	-	-	-	-	-	-	-	-	-	8,425	8,425
Total liabilities Subject to Compromise	**7,808,734**					**5,625,311**	**919,546**			**720,766**			**83,605,344**	**98,679,701**
Total liabilities	**28,530,369**					**5,625,311**	**919,546**			**720,766**			**102,175,837**	**137,971,828**
Total stockholders' equity (deficit)	**16,905,296**	**1,991,570**		**9,352,769**	**(98,902)**	**(15,360,830)**	**(10,817,835)**	**(14,031,065)**	**(382,168)**	**(2,106,040)**	**(4,369,074)**	**(13,809,298)**	**(22,528,729)**	**(55,254,308)**
Total liabilities and stockholders' equity (deficit)	**$ 45,435,665**	**$ 1,991,570**	**$**	**$ 9,352,769**	**$ (98,902)**	**$ (9,735,519)**	**$ (9,898,289)**	**$ (14,031,065)**	**$ (382,168)**	**$ (1,385,275)**	**$ (4,369,074)**	**$ (13,809,298)**	**$ 79,647,108**	**$ 82,717,521**

(1) Restricted cash amount of $6.6M are funds held in escrow relating to bankruptcy professional fees.
(2) Due to related party is related to intercompany accounts that net to zero in conso idation.
(3) Long-term Debt Not Subject to Compromise is related to Debtor in Possession ("DIP") financing.
(4) Liabilities Subject to Compromise relates to a l pre-petition ob igations, including any priority or secured claims.

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In re: Troika Media Group, Inc.
Lead Case No.: 23-11969
Consolidated Statements of Operations
For the post petition period February 2024

$ in USD

TROIKA MEDIA GROUP, INC. & RELATED DEBTORS

	CONVERGE DIREC LLC	CONVERGE DIREC IN ERAC IVE LLC	CD ACQUISI ION CORP	LACUNA VEN URES LLC	MISSION MEDIA USA INC	MISSION CUL URE LLC	ROIKA DESIGN GROUP INC	ROIKA IO INC	ROIKA MISSION WORLDWIDE INC	ROIKA PRODUC ON GROUP LLC	ROIKA SERVICES INC	ROIKA MISSION HOLDINGS INC	ROIKA MEDIA GROUP INC	Total Consolidated
	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024	Feb 1 Feb 29 2024
	(unaud ted)	(unaudited)	(unaudited)	(unaudited)	(unaud ted)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaud ted)	(unaudited)	(unaud ted)
Revenue	$ 13,085,312	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 13,085,312
Cost of revenue	$ 11,638,012	-	-	-	-	-	-	-	-	-	-	-	-	11,638,012
Gross margin	1,447,300	-	-	-	-	-	-	-	-	-	-	-	-	1,447,300
Gross margin %	*11.1%*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*11.1%*
Operating expenses														
Selling, general and administrative expenses	1,194,244	-	-	-	-	7,262	-	-	-	44,697	-	-	3,781,371	5,027,575
Depreciation and amortization	7,601	-	-	-	-	-	-	-	-	-	-	-	422,306	429,906
Total operating expenses	1,201,845	-	-	-	-	7,262	-	-	-	44,697	-	-	4,203,676	5,457,481
Operating loss	245,455	-	-	-	-	(7,262)	-	-	-	(44,697)	-	-	(4,203,676)	(4,010,181)
Other income (expense)														
Interest expense (1)	-	-	-	-	-	-	-	-	-	-	-	-	(357,677)	(357,677)
Miscellaneous income (expense) (2)	979	-	-	-	-	-	-	-	-	-	-	-	7 770 839	7 771 817
Total other expense	979	-	-	-	-	-	-	-	-	-	-	-	7,413,162	7,414,140
Loss from operations before income taxes	246,434	-	-	-	-	(7,262)	-	-	-	(44,697)	-	-	3,209,485	3,403,959
Income tax expense	-	-	-	-	-	-	-	-	-	-	-	-	(13 990)	(13 990)
Net loss from continuing operations after income tax	246,434	-	-	-	-	(7,262)	-	-	-	(44,697)	-	-	3,195,496	3,389,970
Net loss	246,434	-	-	-	-	(7,262)	-	-	-	(44,697)	-	-	3,195,496	3,389,970
Foreign currency translation adjustment	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Comprehensive loss	246,434	-	-	-	-	(7,262)	-	-	-	(44,697)	-	-	3,195,496	3,389,970
	1.9%	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*NA*	*25.9%*

(1) TMG Interest expense includes interest on new DIP loan as well as amortization on Deferred Financing Fees.
(2) Miscellaneous income for Troika Media Group Inc. relates to a legal retainer refunded.